DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Jun 30, 2024 vs. Jun 30, 2023		Jun 30, 2024	Jun 30, 2023	2024 vs. 2023
EARNINGS SUMMARY
Interest Income	$4,971	$4,948	$4,868	$4,610	$4,290	$681	16%	$9,919	$8,367	$1,552	19%
Interest Expense	1,447	1,461	1,400	1,288	1,113	334	30%	2,908	2,058	850	41%
Net Interest Income	3,524	3,487	3,468	3,322	3,177	347	11%	7,011	6,309	702	11%
Discount/Interchange Revenue	1,153	1,074	1,158	1,164	1,158	(5)	—%	2,227	2,204	23	1%
Rewards Cost	716	703	788	787	788	(72)	(9%)	1,419	1,504	(85)	(6%)
Discount and Interchange Revenue, net	437	371	370	377	370	67	18%	808	700	108	15%
Protection Products Revenue	42	42	43	42	44	(2)	(5%)	84	87	(3)	(3%)
Loan Fee Income	205	200	217	194	186	19	10%	405	352	53	15%
Transaction Processing Revenue	91	87	82	82	72	19	26%	178	139	39	28%
Gains (Losses) on Equity Investments	—	—	2	6	1	(1)	NM	—	(17)	17	NM
Other Income	239	23	14	21	28	211	NM	262	50	212	NM
Total Non-Interest Income	1,014	723	728	722	701	313	45%	1,737	1,311	426	32%

Revenue Net of Interest Expense	4,538	4,210	4,196	4,044	3,878	660	17%	8,748	7,620	1,128	15%

Provision for Credit Losses	739	1,497	1,909	1,702	1,305	(566)	(43%)	2,236	2,407	(171)	(7%)

Employee Compensation and Benefits	658	671	646	575	588	70	12%	1,329	1,213	116	10%
Marketing and Business Development	258	250	372	283	268	(10)	(4%)	508	509	(1)	—%
Information Processing & Communications	167	163	170	149	150	17	11%	330	289	41	14%
Professional Fees	296	292	312	281	216	80	37%	588	448	140	31%
Premises and Equipment	23	20	25	22	20	3	15%	43	42	1	2%
Other Expense	327	913	250	144	162	165	102%	1,240	286	954	NM
Total Operating Expense	1,729	2,309	1,775	1,454	1,404	325	23%	4,038	2,787	1,251	45%

Income/ (Loss) Before Income Taxes	2,070	404	512	888	1,169	901	77%	2,474	2,426	48	2%
Tax Expense	540	96	124	205	268	272	101%	636	557	79	14%
Net Income/ (Loss)	$1,530	$308	$388	$683	$901	$629	70%	$1,838	$1,869	($31)	(2%)
Net Income/ (Loss) Allocated to Common Stockholders	$1,521	$274	$386	$647	$895	$626	70%	$1,795	$1,826	($31)	(2%)

Effective Tax Rate	26.1%	23.7%	24.0%	23.1%	23.0%			25.7%	23.0%

Net Interest Margin	11.17%	11.03%	10.98%	10.95%	11.06%	11	bps	11.1%	11.19%	(9)	bps
Operating Efficiency	38.1%	54.9%	42.3%	36.0%	36.2%	190	bps	46.2%	36.6%	960	bps
ROE	40%	8%	11%	19%	26%			24%	27%
ROCE	43%	8%	11%	20%	28%			26%	28%
Capital Returned to Common Stockholders	$178	$180	$144	$169	$864	($686)	(79%)	$358	$2,228	($1,870)	(84%)
Payout Ratio	12%	66%	37%	26%	97%			20%	122%

Ending Common Shares Outstanding	251	251	250	250	250	1	—%	251	250	1	—%
Weighted Average Common Shares Outstanding	251	250	250	250	253	(2)	(1%)	251	257	(6)	(2%)
Weighted Average Common Shares Outstanding (fully diluted)	251	250	250	250	253	(2)	(1%)	251	257	(6)	(2%)

PER SHARE STATISTICS
Basic EPS	$6.06	$1.10	$1.54	$2.59	$3.54	$2.52	71%	$7.17	$7.09	$0.08	1%
Diluted EPS	$6.06	$1.10	$1.54	$2.59	$3.54	$2.52	71%	$7.16	$7.09	$0.07	1%
Common Dividends Declared Per Share	$0.70	$0.70	$0.70	$0.70	$0.70	$—	—%	$1.40	$1.30	$0.10	8%
Common Stock Price (period end)	$130.81	$131.09	$112.40	$86.63	$116.85	$13.96	12%	$130.81	$116.85	$13.96	12%
Book Value per share	$63.99	$58.74	$59.29	$56.93	$55.44	$8.55	15%	$63.99	$55.44	$8.55	15%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Jun 30, 2024 vs. Jun 30, 2023
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$24,405	$27,965	$25,383	$22,569	$22,110	$2,295	10%
Loans Held-for-Sale	10,145	—	—	—	—	10,145	NM
Loan Portfolio	117,504	126,555	128,409	122,676	117,906	(402)	0%
Total Loan Receivables	127,649	126,555	128,409	122,676	117,906	9,743	8%
Allowance for Credit Losses	(8,481)	(9,258)	(9,283)	(8,665)	(8,064)	(417)	(5%)
Net Loan Receivables	119,168	117,297	119,126	114,011	109,842	9,326	8%
Premises and Equipment, net	1,087	1,107	1,091	1,084	1,053	34	3%
Goodwill and Intangible Assets, net	255	255	255	255	255	—	—%
Other Assets	5,952	6,065	5,667	5,513	4,822	1,130	23%
Total Assets	$150,867	$152,689	$151,522	$143,432	$138,082	$12,785	9%

Liabilities & Stockholders' Equity
Certificates of Deposits [1]	25,881	25,921	24,151	21,755	21,020	4,861	23%
Savings, Money Market, and Other Deposits [1,2]	61,414	61,412	59,882	59,501	56,326	5,088	9%
Total Direct to Consumer Deposits [1,2]	87,295	87,333	84,033	81,256	77,346	9,949	13%
Brokered Deposits and Other Deposits	21,055	23,097	24,898	22,763	21,641	(586)	(3%)
Deposits	108,350	110,430	108,931	104,019	98,987	9,363	9%
Securitized Borrowings [3]	9,608	10,933	11,743	10,889	11,216	(1,608)	(14%)
Other Borrowings [3]	9,533	9,542	9,588	8,578	9,060	473	5%
Borrowings	19,141	20,475	21,331	19,467	20,276	(1,135)	(6%)
Accrued Expenses and Other Liabilities	7,309	7,064	6,432	5,710	4,963	2,346	47%
Total Liabilities	134,800	137,969	136,694	129,196	124,226	10,574	9%
Total Equity	16,067	14,720	14,828	14,236	13,856	2,211	16%
Total Liabilities and Stockholders' Equity	$150,867	$152,689	$151,522	$143,432	$138,082	$12,785	9%

LIQUIDITY
Liquidity Portfolio	$22,371	$25,739	$23,254	$21,186	$20,895	$1,476	7%
Private Asset-backed Securitization Capacity	3,500	3,500	2,750	3,500	3,500	—	—%
Federal Home Loan Bank Borrowing Capacity	3,383	3,087	2,551	2,202	2,372	1,011	43%
Federal Reserve Discount Window [4]	39,569	41,710	41,199	48,658	45,936	(6,367)	(14%)
Undrawn Credit Facilities [4]	46,452	48,297	46,500	54,360	51,808	(5,356)	(10%)
Total Liquidity	$68,823	$74,036	$69,754	$75,546	$72,703	($3,880)	(5%)

[1] Includes Affinity relationships

[2] Savings, Money Market, and Other Deposits and reflects both interest-bearing and non-interest bearing direct to consumer deposits

[3] Includes short-term and long-term borrowings

[4] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Jun 30, 2024 vs. Jun 30, 2023
BALANCE SHEET STATISTICS
Total Common Equity	$15,011	$13,664	$13,772	$13,180	$12,800	$2,211	17%
Total Common Equity/Total Assets	9.9%	8.9%	9.1%	9.2%	9.3%
Total Common Equity/Net Loans	12.6%	11.6%	11.6%	11.6%	11.7%

Tangible Assets	$150,612	$152,434	$151,267	$143,177	$137,827	$12,785	9%
Tangible Common Equity [1]	$14,756	$13,409	$13,517	$12,925	$12,545	$2,211	18%
Tangible Common Equity/Tangible Assets [1]	9.8%	8.8%	8.9%	9.0%	9.1%
Tangible Common Equity/Net Loans [1]	12.4%	11.4%	11.3%	11.3%	11.4%
Tangible Common Equity per share [1]	$58.76	$53.51	$54.04	$51.69	$50.19	$8.57	17%

	Basel III
	Quarter Ended
REGULATORY CAPITAL RATIOS [2]	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023
Total Risk Based Capital Ratio	14.3%	13.3%	13.7%	14.1%	14.3%
Tier 1 Risk Based Capital Ratio	12.7%	11.7%	12.1%	12.5%	12.5%
Tier 1 Leverage Ratio	11.1%	10.1%	10.7%	11.0%	11.1%
Common Equity Tier 1 Capital Ratio	11.9%	10.9%	11.3%	11.6%	11.7%

[1] Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[2] Based on the final rule published September 30, 2020. Capital ratios reflect the impact of CECL reserves on regulatory capital with transition impacts

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Jun 30, 2024 vs. Jun 30, 2023
AVERAGE BALANCES
Assets
Cash and Investment Securities	$24,193	$25,662	$22,448	$21,210	$21,251	$2,942	14%
Restricted Cash	590	558	104	238	75	515	NM
Credit Card Loans	99,584	100,310	99,610	95,796	91,825	7,759	8%
Private Student Loans [1]	10,304	10,577	10,369	10,274	10,343	(39)	—%
Personal Loans	10,266	10,004	9,754	9,368	8,744	1,522	17%
Other Loans	6,829	6,235	5,654	4,942	4,347	2,482	57%
Total Loans	126,983	127,126	125,387	120,380	115,259	11,724	10%
Total Interest Earning Assets	151,766	153,346	147,939	141,828	136,585	15,181	11%
Allowance for Credit Losses	(9,245)	(9,279)	(8,668)	(8,063)	(7,691)	(1,554)	(20%)
Other Assets	7,953	7,709	7,462	7,116	6,668	1,285	19%
Total Assets	$150,474	$151,776	$146,733	$140,881	$135,562	$14,912	11%

Liabilities and Stockholders' Equity
Non-Interest-bearing Direct to Consumer Deposits [2]	$1,071	$1,037	$987	$961	$985	$86	9%
Certificates of Deposits [2]	25,906	25,625	22,496	21,473	20,159	5,747	29%
Savings, Money Market, and Other Deposits [2]	59,973	59,212	58,766	56,797	54,776	5,197	9%
Interest-bearing Direct to Consumer Deposits [2]	85,879	84,837	81,262	78,270	74,935	10,944	15%
Brokered Deposits and Other Deposits	21,631	23,792	23,271	21,336	20,457	1,174	6%
Total Interest-bearing Deposits	107,510	108,629	104,533	99,606	95,392	12,118	13%
Securitized Borrowings [3]	10,432	11,340	11,045	11,161	10,214	218	2%
Other Borrowings [3]	9,521	9,572	9,228	8,873	9,070	451	5%
Total Interest-bearing Liabilities	127,463	129,541	124,806	119,640	114,676	12,787	11%
Other Liabilities & Stockholders' Equity	21,940	21,198	20,940	20,280	19,901	2,039	10%
Total Liabilities and Stockholders' Equity	$150,474	$151,776	$146,733	$140,881	$135,562	$14,912	11%

AVERAGE YIELD
Assets
Cash and Investment Securities	4.51%	4.51%	4.36%	4.19%	4.08%	43	bps
Restricted Cash	8.33%	7.03%	16.71%	10.65%	10.27%	(194)	bps
Credit Card Loans	15.99%	15.79%	15.63%	15.43%	15.14%	85	bps
Private Student Loans [1]	9.97%	10.04%	10.16%	10.11%	9.87%	10	bps
Personal Loans	13.60%	13.40%	13.20%	12.94%	12.72%	88	bps
Other Loans	7.45%	7.39%	7.14%	6.95%	6.81%	64	bps
Total Loans	14.85%	14.71%	14.61%	14.44%	14.17%	68	bps
Total Interest Earning Assets	13.18%	12.98%	13.05%	12.90%	12.60%	58	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Certificates of Deposits [2]	4.62%	4.53%	4.24%	3.84%	3.35%	127	bps
Savings, Money Market, and Other Deposits [2]	4.29%	4.35%	4.39%	4.30%	3.84%	45	bps
Interest-bearing Direct to Consumer Deposits [2]	4.39%	4.41%	4.35%	4.18%	3.71%	68	bps
Brokered Deposits and Other Deposits	4.85%	4.75%	4.64%	4.43%	4.15%	70	bps
Total Interest-bearing Deposits	4.48%	4.48%	4.41%	4.23%	3.80%	68	bps
Securitized Borrowings [3]	4.89%	4.71%	4.68%	4.60%	4.24%	65	bps
Other Borrowings [3]	5.12%	4.94%	4.55%	4.32%	4.43%	69	bps
Total Interest-bearing Liabilities	4.56%	4.54%	4.45%	4.27%	3.89%	67	bps
Net Interest Margin	11.17%	11.03%	10.98%	10.95%	11.06%	11	bps
Net Yield on Interest-earning Assets	9.34%	9.15%	9.30%	9.29%	9.33%	1	bps
[1] Private student loans were classified as held-for-sale effective June 30, 2024
[2] Includes Affinity relationships
[3] Includes short-term and long-term borrowings
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Jun 30, 2024 vs. Jun 30, 2023		Jun 30, 2024	Jun 30, 2023	2024 vs. 2023
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$127,649	$126,555	$128,409	$122,676	$117,906	$9,743	8%	$127,649	$117,906	$9,743	8%
Average Loans [1,2]	$126,983	$127,126	$125,387	$120,380	$115,259	$11,724	10%	$127,054	$113,663	$13,391	12%

Interest Yield [2]	14.85%	14.71%	14.61%	14.44%	14.17%	68	bps	14.78%	14.12%	66	bps
Gross Principal Charge-off Rate [2]	5.77%	5.74%	4.82%	4.24%	4.01%	176	bps	5.75%	3.76%	199	bps
Net Principal Charge-off Rate [2]	4.83%	4.92%	4.11%	3.52%	3.22%	161	bps	4.88%	2.97%	191	bps
Delinquency Rate (30 or more days) [3]	3.33%	3.38%	3.45%	3.06%	2.57%	76	bps	3.33%	2.57%	76	bps
Delinquency Rate (90 or more days) [3]	1.62%	1.64%	1.59%	1.34%	1.16%	46	bps	1.62%	1.16%	46	bps
Gross Principal Charge-off Dollars [2]	$1,820	$1,812	$1,521	$1,287	$1,153	$667	58%	$3,632	$2,119	$1,513	71%
Net Principal Charge-off Dollars [2]	$1,522	$1,556	$1,298	$1,070	$924	$598	65%	$3,078	$1,674	$1,404	84%
Net Interest and Fee Charge-off Dollars [2]	$344	$348	$279	$223	$202	$142	70%	$692	$371	$321	87%
Loans Delinquent 30 or more days [3]	$3,917	$4,282	$4,427	$3,756	$3,027	$890	29%	$3,917	$3,027	$890	29%
Loans Delinquent 90 or more days [3]	$1,903	$2,079	$2,045	$1,637	$1,361	$542	40%	$1,903	$1,361	$542	40%

Allowance for Credit Losses (period end)	$8,481	$9,258	$9,283	$8,665	$8,064	$417	5%	$8,481	$8,064	$417	5%
Reserve Change Build/ (Release) [4,5]	($777)	($25)	$618	$601	$373	($1,150)		($802)	$758	($1,560)
Reserve Rate [3]	7.22%	7.32%	7.23%	7.06%	6.84%	38	bps	7.22%	6.84%	38	bps

CREDIT CARD LOANS
Ending Loans	$100,066	$99,475	$102,259	$97,389	$93,955	$6,111	7%	$100,066	$93,955	$6,111	7%
Average Loans	$99,584	$100,310	$99,610	$95,796	$91,825	$7,759	8%	$99,947	$90,649	$9,298	10%

Interest Yield	15.99%	15.79%	15.63%	15.43%	15.14%	85	bps	15.89%	15.10%	79	bps
Gross Principal Charge-off Rate	6.66%	6.61%	5.50%	4.85%	4.59%	207	bps	6.63%	4.29%	234	bps
Net Principal Charge-off Rate	5.55%	5.66%	4.68%	4.03%	3.68%	187	bps	5.60%	3.39%	221	bps
Delinquency Rate (30 or more days)	3.69%	3.83%	3.87%	3.41%	2.86%	83	bps	3.69%	2.86%	83	bps
Delinquency Rate (90 or more days)	1.83%	1.95%	1.87%	1.57%	1.35%	48	bps	1.83%	1.35%	48	bps
Gross Principal Charge-off Dollars	$1,648	$1,649	$1,380	$1,171	$1,051	$597	57%	$3,297	$1,930	$1,367	71%
Net Principal Charge-off Dollars	$1,373	$1,411	$1,175	$973	$842	$531	63%	$2,784	$1,526	$1,258	82%
Loans Delinquent 30 or more days	$3,697	$3,810	$3,955	$3,324	$2,689	$1,008	37%	$3,697	$2,689	$1,008	37%
Loans Delinquent 90 or more days	$1,834	$1,941	$1,917	$1,527	$1,269	$565	45%	$1,834	$1,269	$565	45%

Allowance for Credit Losses (period end)	$7,591	$7,541	$7,619	$7,070	$6,525	$1,066	16%	$7,591	$6,525	$1,066	16%
Reserve Change Build/ (Release) [5]	$50	($78)	$549	$545	$390	($340)		($28)	$708	($736)
Reserve Rate	7.59%	7.58%	7.45%	7.26%	6.94%	65	bps	7.59%	6.94%	65	bps
Total Discover Card Volume	$56,441	$53,239	$60,917	$58,965	$58,774	($2,333)	(4%)	$109,680	$112,903	($3,223)	(3%)
Discover Card Sales Volume	$53,482	$50,137	$57,145	$54,952	$55,229	($1,747)	(3%)	$103,619	$105,817	($2,198)	(2%)
Rewards Rate	1.32%	1.39%	1.37%	1.42%	1.42%	(10)	bps	1.35%	1.41%	(6)	bps

[1] Total Loans includes Home Equity and other loans
[2] Includes private student loans classified as held-for-sale effective June 30, 2024. The charge-offs related to private student loans are through June 30, 2024, the date the loans were transferred to the held-for-sale classification

[3] Excludes loans classified as held-for-sale
[4] Includes an adjustment to reverse the allowance for credit losses upon classifying the private student loan portfolio as held-for-sale
[5] Excludes any build/release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company's condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Jun 30, 2024 vs. Jun 30, 2023		Jun 30, 2024	Jun 30, 2023	2024 vs. 2023
PRIVATE STUDENT LOANS [1]
Organic Student Loans	$9,740	$10,050	$9,894	$9,963	$9,723	$17	—%	$9,740	$9,723	$17	—%
Purchased Student Loans	405	430	458	485	518	(113)	(22%)	405	518	(113)	(22%)
Total Private Student Loans	$10,145	$10,480	$10,352	$10,448	$10,241	($96)	(1%)	$10,145	$10,241	($96)	(1%)

Interest Yield	9.97%	10.04%	10.16%	10.11%	9.87%	10	bps	10.01%	9.77%	24	bps
Net Principal Charge-off Rate [2]	1.85%	1.58%	1.52%	1.32%	1.25%	60	bps	1.71%	1.15%	56	bps
Delinquency Rate (30 or more days) [3]	N/A	2.59%	2.62%	2.62%	2.13%			N/A	2.13%

Reserve Rate [4]	N/A	8.29%	8.29%	8.29%	8.29%			N/A	8.29%

PERSONAL LOANS
Ending Loans	$10,321	$10,107	$9,852	$9,559	$9,106	$1,215	13%	$10,321	$9,106	$1,215	13%

Interest Yield	13.60%	13.40%	13.20%	12.94%	12.72%	88	bps	13.50%	12.54%	96	bps
Net Principal Charge-off Rate	3.98%	4.02%	3.39%	2.63%	2.28%	170	bps	4.00%	2.12%	188	bps
Delinquency Rate (30 or more days)	1.54%	1.46%	1.45%	1.24%	1.00%	54	bps	1.54%	1.00%	54	bps

Reserve Rate	7.68%	7.48%	7.33%	6.83%	6.83%	85	bps	7.68%	6.83%	85	bps

[1] Private student loans were classified as held-for-sale effective June 30, 2024
[2] The charge-offs related to private student loans are through June 30, 2024, the date the loans were transferred to the held-for-sale classification
[3] Excludes loans classified as held-for-sale
[4] The allowance for credit losses was reversed upon classifying the private student loan portfolio as held-for-sale

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Jun 30, 2024 vs. Jun 30, 2023		Jun 30, 2024	Jun 30, 2023	2024 vs. 2023
DIGITAL BANKING
Interest Income	$4,971	$4,948	$4,868	$4,610	$4,290	$681	16%	$9,919	$8,367	$1,552	19%
Interest Expense	1,447	1,461	1,400	1,288	1,113	334	30%	2,908	2,058	850	41%
Net Interest Income	3,524	3,487	3,468	3,322	3,177	347	11%	7,011	6,309	702	11%
Non-Interest Income	691	591	611	592	586	105	18%	1,282	1,108	174	16%
Revenue Net of Interest Expense	4,215	4,078	4,079	3,914	3,763	452	12%	8,293	7,417	876	12%
Provision for Credit Losses	739	1,497	1,909	1,702	1,305	(566)	(43%)	2,236	2,407	(171)	(7%)
Total Operating Expense	1,683	2,259	1,712	1,409	1,359	324	24%	3,942	2,701	1,241	46%
Income/ (Loss) Before Income Taxes	$1,793	$322	$458	$803	$1,099	$694	63%	$2,115	$2,309	($194)	(8%)

Net Interest Margin	11.17%	11.03%	10.98%	10.95%	11.06%	11	bps	11.1%	11.19%	(9)	bps
Pretax Return on Loan Receivables	5.68%	1.02%	1.45%	2.65%	3.82%	186	bps	3.35%	4.1%	(75)	bps

Allowance for Credit Losses (period end)	$8,481	$9,258	$9,283	$8,665	$8,064	$417	5%	$8,481	$8,064	$417	5%
Reserve Change Build/ (Release)	($777)	($25)	$618	$601	$373	($1,150)		($802)	$758	($1,560)

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Non-Interest Income (Loss)	323	132	117	130	115	208	181%	455	203	252	124%
Revenue Net of Interest Expense	323	132	117	130	115	208	181%	455	203	252	124%
Provision for Credit Losses	—	—	—	—	—	—	NM	—	—	—	NM
Total Operating Expense	46	50	63	45	45	1	2%	96	86	10	12%
Income/ (Loss) Before Income Taxes	$277	$82	$54	$85	$70	$207	NM	$359	$117	$242	NM

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	936	883	974	964	940	(4)	—%	1,819	1,790	29	2%
PULSE Network	2,413	2,312	2,308	2,011	1,761	652	37%	4,725	3,386	1,339	40%
Total	3,349	3,195	3,282	2,975	2,701	648	24%	6,544	5,176	1,368	26%

NETWORK VOLUME
PULSE Network	$81,749	$79,073	$79,194	$72,146	$69,008	$12,741	18%	$160,822	$134,276	$26,546	20%
Network Partners	8,111	11,070	8,736	9,899	10,408	(2,297)	(22%)	19,181	21,036	(1,855)	(9%)
Diners Club International [1]	9,421	10,181	10,468	9,723	9,897	(476)	(5)%	19,602	19,108	494	3%
Total Payment Services	99,281	100,324	98,398	91,768	89,313	9,968	11%	199,605	174,420	25,185	14%
Discover Network - Proprietary	55,351	51,764	58,419	57,228	57,099	(1,748)	(3)%	107,115	108,925	(1,810)	(2)%
Total	$154,632	$152,088	$156,817	$148,996	$146,412	$8,220	6%	$306,720	$283,345	$23,375	8%

[1] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total operating expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Common Equity represents net income available for common stockholders (annualized) divided by average total common equity for the reporting period

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023
GAAP Total Common Equity	$15,011	$13,664	$13,772	$13,180	$12,800
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	—	—	—	—	—
Tangible Common Equity [1]	$14,756	$13,409	$13,517	$12,925	$12,545

GAAP Book Value Per Share	$63.99	$58.74	$59.29	$56.93	$55.44
Less: Goodwill	(1.02)	(1.02)	(1.03)	(1.02)	(1.03)
Less: Intangibles	—	—	—	—	—
Less: Preferred Stock	(4.21)	(4.21)	(4.22)	(4.22)	(4.22)
Tangible Common Equity Per Share	$58.76	$53.51	$54.04	$51.69	$50.19

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms